[Public Relations Department handout -- REITS, a Projection by Tim Reynolds, Portfolio Manager]

For additional information:    Johanna Thornblad       Stephanie Linkous
                               V.P. Communications     Asst. V.P. Communications
                               (210)308-1237           (210)308-1214

REITS WILL EMERGE AS THE SMART WAY
TO OWN REAL ESTATE IN 1996
--------------------------------------------------------------------------------

                                                                  MARCH 11, 1996
                                                      COMMENTS BY:  TIM REYNOLDS
                                  PORTFOLIO MANAGER OF THE U.S. REAL ESTATE FUND

By the time 1996 was only five business days old, more than $1.5 billion in real estate had changed hands. This exchange was made up of only three separate deals. Two of them involved the purchase of well over a billion dollars of real estate by REITs (Real Estate Investment Trusts), only a very small fraction were non-REIT related.

The founder of Templeton Funds, investment legend Sir John Templeton, recently said, "There is one area in America that is unusually attractive, and that is Real Estate Investment Trusts." I wholeheartedly agree with Templeton. And I'd like to share with you an overview of what I believe 1996 and beyond will hold for real estate, REITs and, of course, the U.S. Real Estate Fund.

High dividends, liquidity, ease of ownership and diversification are the obvious and often quoted advantages and benefits of real estate ownership through REITs. I also see other macro considerations that will drive their emergence in 1996.

          1. ACCESS TO MORE MONEY - REITs with good management, that have "under-promised and over- performed" with the money they have been given, will have access to more money. Addition ally, they can create optimal capital structures using unsecured-rated debt, mortgage debt, lines-of-credit, preferred stock, common stock, joint ventures, etc., that maximize shareholder value, provide flexibility and better asset and liability matching. REITs will have deeper pockets and cheaper money than other real estate investors - which means a serious advantage in real estate.

          2. CAPITAL MARKET DISCIPLINE - REITs' cost of money and the properties they acquire and develop will be linked to market rates. If the 10-year treasury is 5%, a REIT will not develop a property that will yield 4%. Historically, that hasn't been the case with private real estate operators and lenders, S&Ls, insurance and commercial banks, which explains the real estate melt down of the late 80s-early 90s. Since real estate is traditionally a privately held and illiquid investment, real estate values had little linkage to the realities of the capital markets. This "fantasy-land" led people to the ludicrous notion that building a speculative office tower in, let's say, downtown Dallas with a possible return on investment of 6% made more sense than buying treasuries with a 7% yield. Public ownership of real estate through REITs means real estate has to compete for capital and puts "Economics 101" back into investment analysis.

          3. " REAL" COMPANIES - REITs resemble companies in other industries more than many people realize. Real estate is an actively managed asset. Management continually has to make decisions on how to optimize profitability and cash flow growth, how to market and position a product and how to best achieve customer satisfaction. They have to decide how much to charge and how to motivate and compensate managers, as well as conduct market research. Creating and maintaining competitive advantage and capital expenditures are now part of the day-to-day management decisions. These are the business decisions and concerns of a COMPANY, not a passively managed collection of assets.

          4. ADDED FRANCHISE VALUE - REITs are companies investing in real estate and possessing management depth, financial resources and the organizational structure which adds value for their customers. REITs, as public companies, can establish products, brands, identities, innovations, nationwide market presence and reputation to serve their customers. Real estate provides the answer to a basic human need: space to work and live in. The form, function and demand for that space ultimately depend on real estate customers. Amazingly, real estate owners are just now starting to realize that market vitality is far more complicated than location. Technology allows people to work out of their cars, shop from their homes and live just about anywhere. Space needs are changing and space providers will have to add value in changing real estate markets.

          5. GROWTH OPPORTUNITIES - Property markets continue to recover, so rents (prices) and occupancy rates (volume) are rising. Any industry which is experiencing rising prices and an increase in sales volume is in a position to do well. REITs' cash flow will grow from the properties they already own. But even more growth will come from the acquisition of properties. Commercial real estate is a $3 trillion market, of which REITs represent approximately 3%. Obviously, REITS have a lot of room to expand. Real estate has been a highly fragmented and localized business. Veteran investors know that the best strategy has always been to be the local market expert and ride out the feast or famine conditions that occur.

          For reasons listed above, REITs are in a prime position to change the localized cycle-dependent mentality. Managements that structure companies and operate as local sharpshooters in many markets will grow dramatically.

          REITS will affect real estate ownership and profits for several additional reasons. One is a POSSIBLE cut in the capital gains tax. A great deal of real estate is owned by "old money": real estate families who want to sell but won't for estate and tax reasons. Lower capital gains taxes would release much of this real estate. Additionally, insurance companies continue to exit the real estate business. Aetna just sold its real estate division and others are regularly selling properties to meet the recently raised risk-based capital requirements. In short, motivated and willing sellers exist, and REITs will be positioned to capture most of the quality properties.

          6. MARKET ACCEPTANCE - REITs have been around since 1960 and most of that history is rather dismal. The 'modern' era of REITs really began in 1993 when the number of companies and the capitalization of REITs exploded. Quality REITs now number more than 100 and have a market capitalization of $60 billion (about the same as a substantial oil company). Even if my above prognostications are only partially true, REITs should snowball and become a major sector of the financial markets. Institutional investors would almost have to invest, since REITs' capitalization could conceivably approach one-half trillion dollars. REITs would, in effect, be TOO BIG TO IGNORE.

REITS ARE NOT WITHOUT SKEPTICS OR PROBLEMS. They are a different breed of animal. Some investors consider them bond substitutes, others as small-cap stocks or real estate. Subsequently, people buy and sell with different objectives in mind. At times, this creates short term volatility and reduced liquidity. Moreover, many institutional investors, particularly pension funds, aren't sure how to classify REITs in terms of asset allocation. It is these differences in opinion that make the markets thrive.

THE BOTTOM LINE. I maintain that REITs are stocks/companies specializing in real estate just like GM is a company specializing in automobiles. In the short term, REITs trade like stocks and are subject to all the vagaries of a moody market, but in the end it's the cash flow from real estate that matters. I expect the previously mentioned advantages to materialize in 1996, and I anticipate the U.S. Real Estate Fund to profit.

      For more information on the U.S. Real Estate Fund, including charges and expenses, call 1-800-US-FUNDS (1-800-873-8637).
             Please read the prospectus carefully before investing.